UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2014

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Sixth Floor, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (which we may refer to herein as the “Company,” “we,” “our” or “us”), in connection with the matters described herein.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 16, 2014, Hudson Tierrasanta, LLC, a wholly own subsidiary of Hudson Pacific Properties, L.P., our operating partnership, completed the sale of our Tierrasanta property, a 112,300 square foot office property located in San Diego, California, to IPG-Monro Capital Fund I, LP, for a gross sale price of $19.5 million (before certain credits, closing costs and prorations).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information.

Hudson Pacific Properties, Inc.

Unaudited Pro Forma Financial Information	F-1

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014	F-2

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014	F-3

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	F-4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas

Chief Financial Officer

Date: July 21, 2014

HUDSON PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet of Hudson Pacific Properties, Inc. (the “Company” or “our”) as of March 31, 2014 and unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2013 and the three months ended March 31, 2014 have been prepared as if the disposition of Tierrasanta had occurred on March 31, 2014 for the pro forma consolidated balance sheet, and as if the disposition of Tierrasanta had occurred on January 1, 2013 for both pro forma consolidated statements of operations.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with our forms 10-K and 10-Q filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the disposition of Tierrasanta occurred on March 31, 2014, (2) represent the results of our operations that would have actually occurred had the disposition of Tierrasanta occurred on January 1, 2013 or (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

Hudson Pacific Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2014

	Hudson Pacific Properties, Inc. (A)	Sale of Tierrasanta (B)	Company Pro Forma

ASSETS
Investment in real estate, net	$1,993,945	$—	$1,993,945
Cash and cash equivalents	29,063	18,451	47,514
Restricted cash	17,714	—	17,714
Accounts receivable, net	6,673	—	6,673
Straight-line rent receivables	24,026	—	24,026
Deferred leasing costs and lease intangibles, net	110,042	—	110,042
Deferred finance costs, net	8,028	—	8,028
Interest rate contracts	33	—	33
Goodwill	8,754	—	8,754
Prepaid expenses and other assets	5,143	—	5,143
Assets associated with real estate held for sale	12,768	(12,768)	—

TOTAL ASSETS	$2,216,189	$5,683	$2,221,872

LIABILITIES AND EQUITY
Notes payable	$827,438	$—	$827,438
Accounts payable and accrued liabilities	22,545	—	22,545
Below-market leases and above-market ground leases	46,853	—	46,853
Security deposits	6,147	—	6,147
Prepaid rent	10,565	—	10,565
Interest rate contracts	475	—	475
Obligations associated with real estate held for sale	170	(170)	—

TOTAL LIABILITIES	$914,193	$(170)	$914,023

6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	10,177	—	10,177

EQUITY
Hudson Pacific Properties, Inc. shareholders’ equity:
Series B cumulative preferred stock	145,000	—	145,000
Common stockholders	668	—	668
Additional paid-in capital	1,093,774	—	1,093,774
Accumulated other comprehensive loss	(1,529)	—	(1,529)
Accumulated deficit	(43,784)	5,853	(37,931)

Total Hudson Pacific Properties, Inc. shareholders’ equity	1,194,129	5,853	1,199,982
Non-controlling unitholders in Operating Partnership	44,224	—	44,224
Non-controlling interest in consolidated real estate entity	53,466	—	53,466

TOTAL EQUITY	1,291,819	5,853	1,297,672

TOTAL LIABILITIES & EQUITY	$2,216,189	$5,683	$2,221,872

Hudson Pacific Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2014

	Hudson Pacific Properties, Inc. (AA)	Sale of Tierrasanta (BB)	Pro Forma Consolidated
REVENUES
Office
Rental	$36,010	$(303)	$35,707
Tenant recoveries	5,571	(127)	5,444
Other	4,479	—	4,479

	46,060	(430)	45,630
Media and entertainment properties
Rental	5,449	—	5,449
Tenant recoveries	320	—	320
Other property related revenue	3,634	—	3,634
Other	133	—	133

	9,536	—	9,536

Total Revenues	55,596	(430)	55,166

OPERATING EXPENSES
Office property related expenses	15,927	(121)	15,806
Media and entertainment properties	6,005	—	6,005
General and administrative	5,776	—	5,776
Depreciation and amortization	16,668	(58)	16,610

Total operating expenses	44,376	(179)	44,197

Income from operations	11,220	(251)	10,969

OTHER EXPENSE (INCOME)
Interest expense	6,524	—	6,524
Interest income	(9)	—	(9)
Acquisition-related expenses	105	—	105
Other expense	1	—	1

	6,621	—	6,621

Income (loss) from continuing operations	4,599	(251)	4,348

Net income attributable to preferred stock and units	(3,200)	—	(3,200)
Net income attributable to restricted shares	(69)	—	(69)
Net loss attributable to non-controlling interest in Consolidated Entities	43	—	43
Net income attributable to common units in the Operating Partnership	(46)	—	(38	) (CC)

Net income attributable to Hudson Pacific Properties, Inc. common stockholders	1,327	(251)	1,084

Pro Forma earnings per share—basic and diluted	$0.02		$0.02	(DD)
Pro Forma weighted average shares outstanding—basic and diluted	63,625,751		63,625,751	(DD)

Hudson Pacific Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2013

	Hudson Pacific Properties, Inc. (AA)	Sale of Tierrasanta (BB)	Pro Forma Consolidated
REVENUES
Office
Rental	$124,839	$(1,397)	$123,442
Tenant recoveries	25,870	(511)	25,359
Other	14,732	—	14,732

	165,441	(1,908)	163,533
Media and entertainment properties
Rental	23,003	—	23,003
Tenant recoveries	1,807	—	1,807
Other property related revenue	15,072	—	15,072
Other	235	—	235

	40,117	—	40,117

Total Revenues	205,558	(1,908)	203,650

OPERATING EXPENSES
Office property related expenses	63,434	(455)	62,979
Media and entertainment properties	24,149	—	24,149
General and administrative	19,952	—	19,952
Depreciation and amortization	70,063	(629)	69,434

Total operating expenses	177,598	(1,084)	176,514

Income from operations	27,960	(824)	27,136

OTHER EXPENSE (INCOME)
Interest expense	25,470	—	25,470
Interest income	(272)	—	(272)
Acquisition-related expenses	1,446	—	1,446
Other expense	(99)	—	(99)

	26,545	—	26,545

Income (loss) from continuing operations	1,415	(824)	591

Net income attributable to preferred stock and units	(12,893)	—	(12,893)
Net income attributable to restricted shares	(300)	—	(300)
Net loss attributable to non-controlling interest in Consolidated Entities	321	—	321
Net loss attributable to common units in the Operating Partnership	469	—	503	(CC)

Net loss attributable to Hudson Pacific Properties, Inc. common stockholders	(10,988)	(824)	(11,778)

Pro Forma earnings per share—basic and diluted	$(0.20)		$(0.21	) (DD)
Pro Forma weighted average shares outstanding—basic and diluted	55,182,647		55,182,647	(DD)

HUDSON PACIFIC PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Balance sheet adjustments

(A)	Represents the historical balance sheet of Hudson Pacific Properties, Inc. (the “Company,” “we,” “our” or “us”) as of March 31, 2014.

(B)	Reflects the disposition of Tierrasanta, which was completed on July 16, 2014.

2. Income statement adjustments

(AA)	Reflects our historical consolidated statement of operations for the three-month period ended March 31, 2014 and for the year ended December 31, 2013.

(BB)	The pro forma adjustments reflect the disposition of Tierrasanta for the three-month period ended March 31, 2014 and for the year ended December 31, 2013 as if Tierrasanta was disposed of on January 1, 2013.

(CC)	Reflects the incremental impact on our pro forma results of operations for the three-month period ended March 31, 2014 and for the year ended December 31, 2013 to reflect the income allocation to unitholders in our operating partnership as a result of the proforma adjustments described in (BB).

(DD)	Pro forma loss per share from continuing operations attributable to common shareholders—basic and diluted is calculated by dividing pro forma consolidated net loss allocable to common stockholders by the number of weighted average shares of common stock outstanding for the three-month period ended March 31, 2014 and for the year ended December 31, 2013.